                                                                 Exhibit 10.16

                   SEVERANCE AGREEMENT AND MUTUAL RELEASE

     This Severance Agreement and Mutual Release (the "Agreement") is entered into by and between Harvey Casey ("CASEY") and RXI Plastics, Inc. ("RXI").

     For purposes of this Agreement, CASEY shall be defined to include Harvey Casey, and anyone claiming or liable through him including, but not limited to, his past, present, and future agents, attorneys, representatives, heirs, executors, administrators, spouses, family, and the predecessors, successors, and assigns of each of them.

     For purposes of this Agreement, RXI shall be defined to include RXI Plastics, Inc., and anyone claiming or liable through RXI Plastics, Inc. including, but not limited to, any and all parents, divisions, subsidiaries, affiliates, and/or other related entities of RXI Plastics, Inc. (whether or not such entities are wholly-owned).

     The EFFECTIVE DATE of this Agreement shall be seven (7) days after the Agreement is signed by CASEY, on which date this Agreement becomes binding on CASEY. In the event RXI signs this Agreement more than seven days after CASEY signs this Agreement, then the EFFECTIVE DATE of this Agreement shall be the date upon which RXI signs this Agreement.

                                   RECITALS

     WHEREAS, CASEY will, effective July 1, 1996, leave the employ of RXI and RXI Holdings, Inc. and will no longer serve as an officer or director of either entity as of said date;

     WHEREAS, CASEY and RXI seek amicably to resolve and settle potential disputes and/or potential claims between them;

     WHEREAS, the execution, delivery and performance of this Agreement by RXI has been duly and validly authorized by all necessary corporate action;

     NOW THEREFORE, in return for the promises, consideration, mutual covenants, agreements, and conditions provided for in this Agreement, which CASEY and RXI acknowledge constitute the receipt of valuable consideration by each of them, and intending to be legally bound, the parties agree as follows:

                                   AGREEMENT

     1. Provided CASEY complies with the provisions in Paragraphs 5.1 through 5.5 hereof through December 31, 1999, RXI hereby agrees to pay
CASEY the sum of $15,513.00 on the last day of each month commencing July
31, 1996 through and including June 30, 2002 (the "Payment Term"). In the event of CASEY's death on or prior to December 31, 1998, RXI's obligations under this Paragraph 1 shall cease 12 months after such death. In the event of CASEY's death after December 31, 1998, RXI will continue to make payments hereunder to CASEY's estate for the balance of the Payment Term. In the event of CASEY's breach of this Agreement on or prior to December 31, 1999, RXI's obligations under this

Agreement will immediately cease. A breach of this Agreement subsequent to December 31, 1999 will not cause RXI's obligations, under this Section 1, to be terminated or suspended. The aforesaid sum is being paid in settlement of the compensation obligations of RXI and is fully subject to applicable taxes. RXI shall withhold all applicable taxes.

     2. CASEY shall cease to be employed by RXI as of July 1, 1996 and shall cease on such date to be a participant in all plans including health and life insurance plans.

     3. CASEY agrees to the cancellation in full of the Stock Option Agreement with RXI Holdings, Inc., dated as of January 1, 1995 without exercise of any options.

     4. CASEY agrees not to bring any action against RXI which relates to, arise out of, or results from CASEY's employment with RXI or the termination thereof, whether under the Employment Agreement dated as of January 1, 1995, the Assignment and Assumption Agreement dated as of May 31, 1996, or otherwise, except claims arising under this Agreement.

     5.1 Except as permitted by RXI's Board, CASEY shall not divulge, furnish, disclose or make accessible to anyone for use in any way any confidential or secret knowledge or information of RXI or RXI Holdings, Inc., or any subsidiary of RXI Holdings, Inc., (collectively "Company") which CASEY has acquired or become acquainted with while employed by RXI or Texberry Container Corporation ("Texberry"), whether developed by himself or by others, concerning any trade secrets, confidential or secret designs, processes, formulae, software or computer programs, plans, devices or material (whether or not patented or patentable, copyrighted or copyrightable) directly or indirectly useful in any aspect of Company's business, any confidential customer or supplier lists of the Company, any confidential or secret development or research work of the Company, or any other confidential, secret or nonpublic aspects of the business of the Company.

     5.2 Upon the request of the Company and without further compensation therefor, but at no expense to CASEY, CASEY will provide reasonable assistance, including but not limited to, the execution of papers and lawful oaths and the giving of testimony, that in the opinion of RXI, its successors and assigns, may be necessary or desirable (i) in obtaining, sustaining, reissuing, extending and enforcing United States and foreign Letters Patents, including, but not limited to , design patents, on any inventions or trademark of RXI, (ii) for perfecting, affirming and recording RXI's complete ownership and title of its assets, and (iii) in prosecuting or defending litigation relating to matters as to which CASEY has knowledge, and CASEY agrees otherwise to cooperate fully in all proceedings and matters relating to the Company.

     5.3 CASEY agrees that he shall not, during the period July 1, 1996 and through and including December 31, 1999 (the "Term"), engage in competition with RXI Container within the States of Texas or Louisiana (the "Territory") in any manner or capacity (e.g. as a management consultant, principal, partner, officer, director, stockholder or management employee) in any phase of RXI Container's business as presently being conducted. Ownership by CASEY, as a passive investment, of less than 2% of the outstanding shares of capital stock of any corporation listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a breach of this Paragraph 5. Casey further agrees that he will not, assist or encourage any other person in carrying out, any activity that would be prohibited by the above provisions of this Paragraph 5 if such activity were carried out by CASEY, either, and in particular CASEY agrees that he will not induce any employee of the Company to carry out, any such activity.

     5.4 CASEY agrees that, during the Term, he will not on his own behalf or in the service or on behalf of others, solicit, divert or appropriate, or attempt to solicit, divert or appropriate, to any competing business (i) any person or entity whose account with the Company was sold or serviced by or under the supervision of CASEY while employed by RXI or Texberry, or (ii) any person or entity whose account with RXI Container (or its predecessor, Texberry Container Corporation) has been directly solicited at least twice by the Company within the eighteen (18) month period prior to the date hereof.

     5.5 CASEY agrees that he will not, during the Term, on his own behalf or in the service or on behalf of others solicit, divert or hire away, or attempt to solicit, divert or hire away any person then employed by RXI Container or then serving as a sales representative of RXI Container.

     6. CASEY hereby releases. forever discharges, and agrees not to sue RXI and/or its parents, divisions, subsidiaries, affiliates, and related entitles, and its or their past, present, and future owners, trustees, fiduciaries, administrators, agents, directors, officers, employees and attorneys, and the predecessors, successors, and assigns of each of them (the "RXI RELEASED PARTIES") from and for any and all claims (except claims arising from this Agreement), demands, damages, debts, controversies, liabilities, accounts, reckonings, obligations, costs, expenses, attorneys' fees, actions, liens, and/or causes of action, whether known or unknown, which CASEY now has, has ever had, or may have in the future against the RXI RELEASED PARTIES based upon, arising out of, or concerning or pertaining to or by virtue of any act, omission, matter, fact, occurrence, transaction, thing, state of facts, claim, contention, statement, or event occurring or existing at any time from the beginning of the world up to and including the EFFECTIVE DATE of this Agreement, excluding, however, any claims arising under this Agreement. Without limiting the generality of the foregoing, this General Release applies to any and all claims which in any way relate to, arise out of, or result from CASEY's employment with Texberry or RXI including, but not limited to, any claims which could have been raised under any state's Fair Employment and Housing Act, Title VII of the Civil Rights Act of 1964 as amended, the American's with Disabilities Act (ADA), the Age Discrimination in Employment Act (ADEA), and the Employees Retirement Income Security Act (ERISA), or any other federal, state, or local law, regulation, ordinance, or common law claim. However, the release in this paragraph specifically excepts and does not apply to claims which are based upon, relate to, arise out of fraud, willfull violations of law (except only those statutes relating to employment, employment practices and employee benefit plans, claims under which are waived in full), embezzlement, willful misconduct or breach of fiduciary duty, all of which are expressly reserved. CASEY represents that he is presently unaware of the existence of any such excluded claims against any RXI Released Party.

     7. RXI hereby releases, forever discharges, and agrees not to sue CASEY from and for any claims (except for claims arising under this Agreement), demands, damages, debts, controversies, liabilities, accounts, reckonings, obligations, costs, expenses, attorneys' fees, actions, liens, and/or causes of action, whether known or unknown, which RXI or RXI Holdings now has, has ever had, or may have in the future against CASEY based upon, arising out of, or concerning or pertaining to or by virtue of any act, omission, matter, fact, occurrence, transaction, thing, state of facts, claim, contention, statement, or event occurring or existing at any time from the beginning of the world up to and including the EFFECTIVE DATE of this Agreement, excluding, however, any claims arising under this Agreement. However, the release in this paragraph specifically excepts and does not apply to any claims which are based upon, relate to, or arise out of fraud, willful violation of law (except only those statutes relating to employment, employment practices and employee benefit plans, claims under which are waived in full), embezzlement, willful misconduct, or breach of fiduciary duty, all of which are expressly reserved. The person executing this document on behalf of RXI represents that he is presently unaware of the existence of any such excluded claims against CASEY.

     8. CASEY and RXI have each read and understood the following language contained in Section 1542 of the California Civil Code:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXISTS IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Having reviewed this provision, CASEY and RXI nevertheless hereby voluntarily waive the benefits of this provision and release each other from all liability for unknown claims.

                     REPRESENTATIONS AND ACKNOWLEDGEMENTS

     9. CASEY expressly warrants and represents that he has not transferred or assigned to any other person, firm, corporation, or other legal entity any claims, rights, or causes of action against the RXI RELEASED PARTIES, or any of them.

     10. CASEY hereby covenants and represents that he has not brought any legal or administrative action against the RXI RELEASED PARTIES in connection with or relating to his employment with RXI.

     11. CASEY hereby acknowledges to RXI that no other party nor any agent or attorney of any other party has made any promise, representation or warranty whatsoever, express or implied, written or oral, not contained herein concerning the subject matter hereof to induce CASEY to execute this Agreement, and CASEY acknowledges that he has not executed this Agreement in reliance on any promise, representation or warranty not contained herein.

     12. The parties, and both of them, represent and warrant that they have read this Agreement and fully understand and appreciate the terms of this Agreement and their effect.

                              MISCELLANEOUS TERMS

     13. In compliance with the requirements of the Age Discrimination In Employment Act as amended by the Older Workers' Benefit Protection Act of 1990, CASEY acknowledges by his signature below that he has read and understands this Agreement and specifically understands the following:

          a. That he may consult with an attorney before signing this Agreement and that RXI advises him to do so;

          b. That he is releasing RXI from, among other things, any claims which he might have against it pursuant to the Age Discrimination In Employment Act as amended;

          c. That this Agreement does not cover the rights or claims that may arise under the Age Discrimination In Employment Act after the date of execution of this Agreement;

          d. That he has been given by RXI a period of twenty-one (21) days in which to consider this Agreement; and

          e. That he may revoke this Agreement during the seven (7) day period following the execution of this Agreement and that the agreed Agreement will not be become binding and effective until the seven (7) day revocation period has expired. In the event of any such revocation, CASEY shall repay any amount paid CASEY under Paragraph 1 herein.

     14. In the event that either of the parties must resort to legal action in order to enforce any provision or right under this Agreement or to defend such suit, the prevailing party shall be entitled to receive reimbursement from the non-prevailing party or parties for all reasonable attorneys' fees and costs incurred in the litigation of such suit.

     15. This Agreement effects the settlement of potential claims and nothing contained herein shall be construed as an admission by either party hereto of any wrongdoing of any kind.

     16. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and all prior negotiations, agreements, understandings, written or oral, between the parties are deemed superseded and are replaced hereby. No provision may be changed, waived or modified, except in writing, signed by the parties hereto.

     17. THIS AGREEMENT SHALL IN ALL RESPECTS BE INTERPRETED, ENFORCED, AND GOVERNED BY AND UNDER THE LAWS OF THE STATE OF CALIFORNIA. ANY AND ALL CLAIMS ARISING FROM OR IN CONNECTION WITH THIS AGREEMENT SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF CALIFORNIA. THE LANGUAGE OF THIS AGREEMENT SHALL BE CONSTRUED AS A WHOLE ACCORDING TO ITS FAIR MEANING, AND NOT STRICTLY FOR OR AGAINST EITHER OF THE PARTIES HERETO.

                                                   /s/ HC  INITIALS  /s/ ML
                                                   -------          --------
                                                      HC                ML

     18. CASEY and RXI agree that they will execute and deliver all such further documents and instruments and shall carry out all such further acts as may be reasonably necessary and appropriate to effectuate or implement the terms hereof.

     19. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof, nor shall such waiver constitute a continuing waiver. The parties hereto may amend or modify this Agreement only in such manner as may be agreed upon by written instrument executed by all parties hereto.

     20. This Agreement may be executed in parts or counterparts, and a facsimile signature will have the same force and effect as an original signature penned in ink. When each of the parties hereto has signed and delivered at least one such counterpart, each counterpart shall be deemed an original and when taken together with other signed counterparts, shall constitute one fully executed Agreement which shall be binding upon and effective as to all parties in accordance with the terms stated above.

     IN WITNESS WHEREOF, now the parties hereto have caused this Agreement to be executed as of the day and year indicated below.



Date:  7/12 , 1996                     /s/ Harvey Casey
      ------                           ---------------------------------------
                                       HARVEY CASEY
                                       7330 Greatwood Lake Drive
                                       Sugarland, Texas 77479



Date: July 10, 1996                    RXI PLASTICS, INC.
      -------



                                  By:  /s/ Marvin Liebman
                                       ---------------------------------------
                                       Marvin Liebman
                                       Chief Financial Officer